UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2004

Bear Stearns Asset Backed Securities Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission File Number)	13-3836437 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust 2004-1, Asset-Backed Certificates, Series 2004-1, which was made on April 26, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly Distribution Report pursuant to Section 5.05 of the Pooling and Servicing Agreement for the distribution on April 26, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES INC., REGISTRANT

Date: May 4, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Administrator:
Rita Lopez 312.904.0351
rita.lopez@abnamro.com
Analyst:
Elizabeth Kwon 714.238.6752
elizabeth.kwon@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary-BSABS041
Bond Recon Reconciliation
Shortfall Summary Report
Other Related Information - BSABS041
Asset-Backed Facts ~ 15 Month Status Summary Part I
Asset-Backed Facts ~ 15 Month Status Summary Part II
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Realized Loss Detail
Historical REO Report
Page 2-4
Page 5-7

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BSABS041
BSABS041_200404_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
8-Apr-04
26-Apr-04
26-Jun-34
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities, Inc./Bear Stearns Asset Backed Securities, Inc.
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Fitch Ratings/Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
8.931430%
1.090000%
1.100000%
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
275
REMIC III
Statement Date:
ABN AMRO Acct: 721757.2
1000.000000000
30.803456856
0.000000000
969.196543144
0.635000000
1.280000000%
0.00
0.00
0.000000000
1.27000000%
0.000000000
07384YSV9
A-1
158,216,000.00
158,216,000.00
4,873,599.73
0.00
153,342,400.27
100,467.16
1000.000000000
0.000000000
0.000000000
1000.000000000
0.805000163
1.620000000%
0.00
0.00
0.000000000
1.61000000%
0.000000000
07384YSW7
A-2
30,761,000.00
30,761,000.00
0.00
0.00
30,761,000.00
24,762.61
1000.000000000
0.000000000
0.000000000
1000.000000000
4.166666813
Fixed
0.00
0.00
0.000000000
5.00000000%
0.000000000
N
07384YSX5
A-IO
22,837,000.00
22,837,000.00
0.00
0.00
22,837,000.00
95,154.17
1000.000000000
0.000000000
0.000000000
1000.000000000
0.870000000
1.750000000%
0.00
0.00
0.000000000
1.74000000%
0.000000000
07384YSY3
M-1
17,699,000.00
17,699,000.00
0.00
0.00
17,699,000.00
15,398.13
1000.000000000
0.000000000
0.000000000
1000.000000000
1.295000000
2.600000000%
0.00
0.00
0.000000000
2.59000000%
0.000000000
07384YSZ0
M-2
11,990,000.00
11,990,000.00
0.00
0.00
11,990,000.00
15,527.05
1000.000000000
0.000000000
0.000000000
1000.000000000
1.745001095
3.500000000%
0.00
0.00
0.000000000
3.49000000%
0.000000000
07384YTF3
M-3
4,567,000.00
4,567,000.00
0.00
0.00
4,567,000.00
7,969.42
1000.000000000
0.000000000
0.000000000
1000.000000000
1.920000000
3.850000000%
0.00
0.00
0.000000000
3.84000000%
0.000000000
07384YTA4
B-1
2,826,000.00
2,826,000.00
0.00
0.00
2,826,000.00
5,425.92
1000.000000000
0.000000000
0.000000000
1000.000000000
2.545002162
5.100000000%
0.00
0.00
0.000000000
5.09000000%
0.000000000
07384YTB2
B-2
2,313,000.00
2,313,000.00
0.00
0.00
2,313,000.00
5,886.59
1000.000000000
1000.000000000
0.000000000
0.000000000
1488809.488451630
0.00
1,323,358.09
1488809.488451630
N/A
0.000000000
9ABSQ174
B-IO
888.87
888.87
888.87
0.00
0.00
1,323,358.09
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ175
R-I
50.00
50.00
50.00
0.00
0.00
0.00
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ176
R-II
50.00
50.00
50.00
0.00
0.00
0.00
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ177
R-III
50.00
50.00
50.00
0.00
0.00
0.00
Total P&I Payment
0.00
1,323,358.09
228,373,038.87
228,373,038.87
6,468,587.74
Total
223,498,400.27
4,874,638.60
0.00
1,593,949.14
26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
8.931430%
1.090000%
1.100000%
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
275
Basis Risk Shortfall Distribution
Statement Date:
ABN AMRO Acct: 721757.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSV9
A-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSW7
A-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSX5
A-IO
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSY3
M-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSZ0
M-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YTF3
M-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YTA4
B-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YTB2
B-2
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
8.931430%
1.090000%
1.100000%
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
275
Yield Maintenance Account Payment
Statement Date:
ABN AMRO Acct: 721757.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
A-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
A-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
M-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
M-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
M-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
B-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
B-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
Excess YM
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,330,397.36
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
6,738.06
Total
1,673,511.00
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(160.93
)
(160.93
1,597,692.65
)
(2,854.66
0.00
0.00
0.00
)
(2,854.66
304,014.29
73,789.32
377,803.61
)
(185.37
4,495,981.49
0.00
0.00
0.00
4,495,796.12
4,873,599.73
6,471,292.38
6,468,437.72
228,372,888.87
3,263
377,803.61
4,495,796.12
44
0.00
0.00
0
0.00
0
223,499,289.14
3,219
0.00
0.00
73,789.32
349,851.70
73,789.32
349,851.70
75,657.42
0.00
0.00
19,497.95
95,155.37
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(75,657.42
1,594,837.99
Interest Not Advanced (
Current Period
)
0.00
349,851.70
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Current
0.00
Cumulative
0.00
% of Cutoff Balance
%
0.00
Realized Loss
Distribution
Cumulative
73,789.32
304,014.29
377,803.61
)
(185.37
4,495,981.49
0.00
0.00
0.00
4,873,599.73
4,495,796.12

26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Statement Date:
Cash Reconciliation Summary Fixed Rate Mortgage Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
684,586.42
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
855,394.13
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(160.93
)
(160.93
818,625.07
)
(1,362.24
0.00
0.00
0.00
)
(1,362.24
201,519.04
48,085.88
249,604.92
)
(1,653.76
1,741,815.09
0.00
0.00
0.00
1,740,161.33
1,989,766.25
2,808,391.32
2,807,029.08
108,979,244.13
2,048
249,604.92
1,740,161.33
26
0.00
0.00
0
0.00
0
106,989,477.88
2,022
0.00
0.00
48,085.88
170,807.70
48,085.88
170,807.70
36,608.13
0.00
0.00
8,799.89
45,408.02
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(36,608.13
817,262.83
Interest Not Advanced (
Current Period
)
0.00
170,807.70
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Current
0.00
Cumulative
0.00
% of Cutoff Balance
%
0.00
Realized Loss
Distribution
Cumulative
48,085.88
201,519.04
249,604.92
)
(1,653.76
1,741,815.09
0.00
0.00
0.00
1,989,766.25
1,740,161.33

26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Statement Date:
Cash Reconciliation Summary Adjustable Rate Mortgage Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
645,810.94
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
824,854.93
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
785,805.64
)
(1,492.42
0.00
0.00
0.00
)
(1,492.42
102,495.25
25,703.44
128,198.69
1,468.39
2,754,166.40
0.00
0.00
0.00
2,755,634.79
2,883,833.48
3,669,639.12
3,668,146.70
119,393,644.74
1,215
128,198.69
2,755,634.79
18
0.00
0.00
0
0.00
0
116,509,811.26
1,197
0.00
0.00
25,703.44
179,044.00
25,703.44
179,044.00
39,049.29
0.00
0.00
10,698.06
49,747.35
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(39,049.29
784,313.22
Interest Not Advanced (
Current Period
)
0.00
179,044.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Current
0.00
Cumulative
0.00
% of Cutoff Balance
%
0.00
Realized Loss
Distribution
Cumulative
25,703.44
102,495.25
128,198.69
1,468.39
2,754,166.40
0.00
0.00
0.00
2,883,833.48
2,755,634.79

26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Bond Interest Reconciliation
Interest
Losses
Current
Cumulative
Accrual
Interest
Payment
Amount
Interest
Certificate
Forward
Int. Carry-
Certificate
Method Days
Statement Date:
Distributable
Applied Realized
Remaining
Int. Carry-
forward
PTR
Sched
Prin
Unsched
Prin
Extra
Prin
Capping
Subsequent
Recovery
Liquidation
Proceeds
Principal Allocation
Allocation
of Excess
YM
Remaining
Carry
Forward
Total
Carry
Forward
Basis Risk
Total
0.00
A-1
18
100,467.16
100,467.16
100,467.16
Act/360
0.00
0.00
0.00
377,803.61 4,495,796.12
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
18
24,762.61
24,762.61
24,762.61
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-IO
30
95,154.17
95,154.17
95,154.17
30/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-1
18
15,398.13
15,398.13
15,398.13
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-2
18
15,527.05
15,527.05
15,527.05
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-3
18
7,969.42
7,969.42
7,969.42
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B-1
18
5,425.92
5,425.92
5,425.92
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B-2
18
5,886.59
5,886.59
5,886.59
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B-IO
30
0.00
1,323,358.09
1,323,358.09
0.00
0.00
0.00
0.00
888.87
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
270,591.05
1,593,949.14
1,593,949.14
0.00
0.00
0.00
377,803.61 4,496,684.99
0.00
0.00
0.00
0.00
0.00
0.00
26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
160.93
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
6,898.99
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(6,898.99
)
(6,898.99
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
6,738.06
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds

26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Other Related Information
Statement Date:
Excess Cashflow:
Excess Yield Maintenance:
1,324,246.96
Trigger Event:
0.00
3 month Rolling Delinquency Rate:
%
8.01
No

26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
5.37%
5.76%
1.65%
1.57%
2
0.06%
449,481
0.20%
0.03%
0.02%
0.00%
0.00%
26-Apr-04
173
12,863,795
53
3,503,681
1
47,274
0
0
2,990
206,635,058
92.89%
92.45%

26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
26-Apr-04
0
0
0
0
31
2,158,133
14
715,013
1
47,274
0
0
0.00%
0.00%
0.00%
0.00%
0.03%
0.02%
0.96%
0.97% 0.43%
0.32% 0.00%
0.00%
0.00%
0.00%
6.99%
5.25%
0
0
225 11,742,929
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721757.2
Series 2004-1
26-Apr-04
3,219
98.65%
223,499,289
97.87%
1.35%
1.97%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
275
286
8.93%
8.42%
0
0
44
4,495,981
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Apr-04
26-Apr-04
N/A
25-May-04
23-Apr-04
Asset-Backed Certificates
Series 2004-1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721757.2
26-Apr-2004 - 09:37 (Q166-Q177) (c) 2004 LaSalle Bank N.A.